Closed-End Income

DELAWARE GROUP

Global Dividend
and Income Fund

service and guidance

professional management

goals

[Photo of illustration from Closed-End Brochure]

1998
Semi-Annual Report

DELAWARE(SM)
INVESTMENTS
------------
Philadelphia * London

                                                                 Investment
                                                             Objectives and
                                                                 Strategies
[Photo of glasses, keyboard & pen]

DELAWARE GROUP GLOBAL
DIVIDEND AND INCOME FUND'S
OBJECTIVE is to provide high current income, and secondarily, capital appreciation. To achieve this, the Fund is diversified among different asset classes as described below. Asset class concentration depends on the manager's assessment of each market's relative risks and rewards.

current income

U.S. COMMON
STOCKS WITH
ABOVE-AVERAGE YIELDS
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high-yield stocks can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

CONVERTIBLE PREFERRED
STOCKS AND BONDS
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.

HIGH-YIELD
CORPORATE BONDS
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds due to their higher coupons.

FOREIGN STOCKS
In evaluating foreign stocks, the Fund's management takes into account risks that include a country's inflation outlook, economy, politics, different accounting standards, tax policies and effect of currency fluctuations. The value of the company's projected dividend stream is "discounted" for these risks so that management has a consistent yardstick to compare stocks around the globe.

FOREIGN BONDS
The Fund invests in foreign government and corporate bonds whose total return potential relative to currency, political and economic risk, appears attractive. In order to reduce currency risk, the Fund may buy foreign bonds denominated in U.S. dollars rather than the currency of the country issuing the bonds.

LEVERAGING
About $21.6 million (19%) of your Fund's assets were leveraged as of May 31, 1998. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.


commitment

A TRADITION OF SOUND INVESTING

June 15, 1998

                                                                 closed-end
                                                                   income
                                                                      1

Dear Shareholder:

Robust U.S. economic growth was a mixed blessing for income-oriented global investors during the first half of fiscal 1998.

   Certain U.S. securities such as real estate investment trusts (REITs) stagnated as investor demand waned. The income and capital appreciation potential of some international securities was negatively affected by the strength of the U.S. dollar relative to many foreign currencies. A stronger dollar reduced your Fund's returns from international stocks and bonds when the returns were converted from local currency to U.S. dollars.

   During the period, Global Dividend and Income Fund strove to maximize income and participate in the market's capital appreciation potential. For the six months ended May 31, 1998, the Fund provided a total return of +5.92% (at net asset value with distributions reinvested). This was less than several unmanaged measures of market performance and the Fund's Lipper peer group average, as shown below.

   As of mid-year, your Fund offered a superior yield compared to the Standard & Poor's 500 Index and the average of its peers. Global Dividend and Income Fund's yield, based on market price, was 8.76% as of May 31. This was many times greater than the average yield on stocks in the S&P 500 Index, which stood at a record low of 1.42%, and a higher yield than many domestic corporate bonds.

THE INCOME AND CAPITAL APPRECIATION POTENTIAL OF MANY INTERNATIONAL SECURITIES WAS NEGATIVELY AFFECTED BY THE STRENGTH OF THE U.S. DOLLAR RELATIVE TO MANY FOREIGN CURRENCIES.

   On May 31, 1998, Dividend and Income Fund shares closed at a 2.75% discount to net asset value on the New York Stock Exchange. Given that your Fund has traded at a premium to net asset value for most of its lifetime, we believe the discount is temporary.

CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------------------------------
AT NET ASSET VALUE FOR PERIODS ENDED MAY 31, 1998
                                                             Six Months       One Year   Premium/Discount
--------------------------------------------------------------------------------------------------------
Global Dividend and Income Fund                                +5.92%          +15.88%        -2.75%
Standard & Poor's 500 Index                                   +15.07%          +30.69%
Merrill Lynch High-Yield Bond Index                            +4.98%          +12.54%
Morgan Stanley Europe Australia
   and South East Asia (EASEA) Index                          +25.62%          +30.17%
Salomon Brothers World
   Government Bond Index                                       +2.33%           +5.40%
Lipper Closed-End Income Fund Average (11 funds)               +6.85%          +16.03%        -7.95%

The Fund's total return and the returns of the unmanaged indexes shown above assume reinvestment of distributions. Past performance does not guarantee future results. All returns are in U.S. dollars.

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    2

   During the first half of fiscal 1998, your fund had a strong position in REIT stocks. A major reason why real estate stocks have failed to keep pace with the rest of the U.S. stock market has been political uncertainty that has generated a negative shift in short-term investor expectations. The Clinton Administration proposed legislation last winter that would reduce tax breaks available to certain REITs.

   After many years of strong performance, high-yield bond prices weakened this past spring amid a deluge of new issuance. More than $80 billion of bonds were brought to market in the first five months of calendar 1998, more than twice as much as during the same period a year earlier. This increased supply was difficult for the market to absorb.

   Throughout the first half of the 1998 fiscal year, most sectors of the U.S. economy, with the exception of technology, have weathered the Asian economic storm. However, the long-term consequences of events in the Pacific region remain unclear.

   Investors are concerned that financial problems in Asia may further crimp the region's demand for U.S. products. Also, Asian countries have begun to increase exports to the U.S. - bringing increased competition to U.S. manufacturers.

   In volatile times, we believe value and income-oriented investment strategies can outperform strategies based on high expectations of growth. We are pleased to report that your Fund's average annual total return since inception has been significantly higher than its Lipper peer group average. While we can't guarantee the future, we believe your Fund's consistent investment discipline can continue to serve shareholders well over the long term.

   On the pages that follow, your Fund's managers in Philadelphia and London review Global Dividend and Income Fund's strategy in detail. They also provide additional insight as to how global economic conditions affected your Fund during the first half of fiscal 1998.

Sincerely,


/s/ Wayne A. Stork
--------------------------------------
Wayne A. Stork
Chairman



/s/ Jeffrey J. Nick
--------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer


RANKINGS AND AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------
BASED ON NET ASSET VALUE FOR PERIODS ENDED MAY 31, 1998
                                                             One Year   Three Years  Lifetime
--------------------------------------------------------------------------------------------
Global Dividend and Income Fund (DGF)                         +15.88%     +16.27%    +13.34%
Lipper Closed-End Income Fund Average                         +16.03%     +14.34%    +11.76%
DGF Rank                                                         #11          #2         #1
Number of Funds in Category                                       11          10          9

Fund's inception date was March 4, 1994. Past performance does not guarantee future results. All performance assumes dividends and distributions reinvested. Rankings are based on total return at net asset value.

                                                                 closed-end
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                                                                      3

Portfolio Managers' Review

Investment diversification across domestic and foreign asset classes can help lessen the impact of an economic slump in any one geographic region. Although we are disappointed with Dividend and Income Fund's results since November, we believe our diversification strategy helped to preserve capital as Asian markets grappled with recession.

   As of May 31, approximately 53% of your Fund's net assets were invested in common stocks - a slight increase from November 30. The increase resulted mainly from capital appreciation of the Fund's holdings.

   When selecting common stocks for your Fund's portfolio, we seek undervalued dividend paying stocks in the U.S. and in established foreign markets.

   Global Dividend and Income Fund's largest country allocation outside the U.S. during the first half of the 1998 fiscal year was the United Kingdom. Stocks in the U.K. generally offer higher dividend yields than stocks in many developed countries around the world.

   Your Fund's bond allocation consists primarily of high yield U.S. corporate securities and foreign government debt. A small portion of your Fund's net assets is allocated to debt securities issued by foreign corporations.

   We decreased your Fund's allocation to U.S. corporate bonds by approximately 10 percentage points between November and May. In our view, better bond values could be found overseas - particularly in Europe. Thus, we shifted part of your Fund's net assets from domestic bonds to foreign bonds. As of May 31, 1998, your Fund's foreign bond component accounted for 13.3% of net assets.

   At mid-year, 14.5% of Global Dividend and Income Fund's net assets were allocated to convertible securities. Convertible securities tend to provide a better dividend or bond yield than common stocks while generally offering less capital appreciation potential. Convertibles also have the option of being converted to common stock at a pre-stated share price.

   Your Fund attempts to reduce risk through defensive currency hedging, which helps protect the dollar value of your investments. The Fund will generally use forward currency contracts, which can limit the risk of loss should the value of the hedged currency decline. On May 31, 1998, 2.2% of your Fund's net assets were allocated to forward currency contracts.

ASSET MIX
----------------------------------------------
May 31, 1998

Common and Preferred Stocks             53.7%
Foreign Bonds                           13.3%
Non-Convertible U.S. Corporate Bonds    18.5%
Convertible Preferred Stocks             9.2%
Convertible U.S. Bonds                   5.3%

The above chart represents net assets.

closed-end
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   4

BANK AND
PHARMACEUTICAL STOCKS
BUFFERED VOLATILITY
Your Fund's bank and pharmaceutical stocks provided a cushion against the volatility experienced by some of our bond holdings since November.

   The banking industry benefited from internal expansion, restructuring and merger activity and reported near record profits during the winter and spring. We are especially pleased with Mellon Bank - your Fund's largest bank holding. The Pittsburgh based institution reported record earnings during its 1997 fiscal year.

   Mellon thwarted a takeover attempt by Bank of New York last spring and is taking steps to broaden its product offerings. We believe this bodes well for the bank, which is positioning itself to compete more effectively.

   Your Fund's international pharmaceutical holdings also made a positive contribution to our results. Bayer, the German pharmaceutical giant and one of your Fund's ten largest holdings, reported that sales grew across all business segments during 1997.

   The capital appreciation prospects for Bayer, best known in the U.S. for its brand of aspirin, look promising. The company is striving to nearly double its global share of the prescription drug market. Bayer is reportedly looking for partners in the healthcare and/or life sciences industry to assist in its expansion.

REITs
BUILDING VALUE FOR THE
FUTURE
Despite short-term weakness in the REIT market during the fiscal period, we believe fundamental factors affecting the U.S. real estate market - property prices and tenant demand - remain strong and bode well for long-term real estate investors.

   The U.S. Treasury Department reportedly wants to limit the expansion of four paired-share REITs, an arrangement that permits the equity of both a REIT and tenant operating company to trade as a single security. We do not believe the proposed REIT legislation - if passed in the present form - will alter the basic profitability of the real estate industry.

   REITs provide investors the opportunity to participate in larger scale commercial real estate without the usual challenges of direct property investment. Your Fund's REIT portion invests in a broad range of companies nationwide. These companies may specialize in apartment complexes, offices, malls, shopping centers, industrial plants, self-storage centers and hotels.

   One of your Fund's top office/industrial sector holdings has performed exceptionally well since autumn, primarily because investors have rewarded the firm's expansion plans. Spieker Properties recently filed a registration statement with the Securities

GEOGRAPHIC DIVERSIFICATION
------------------------------
MAY 31, 1998

United States            61.3%
South Africa              2.3%
United Kingdom            9.1%
Canada                    1.6%
Latin America             3.8%
Continental Europe       12.2%
Australia/New Zealand     6.1%
Turkey                    1.9%
Asian Pacific Rim        1.70%
                                                                     closed-end
                                                                       income
                                                                          5

and Exchange Commission (SEC) to offer an additional $500 million worth of shares to build offices and industrial buildings at U.S. seaports and airports.

FOREIGN BONDS
STRONGER U.S. DOLLAR =
WEAKER RETURNS
Preserving capital in European and Pacific Rim bond markets was challenging as the U.S. dollar rose against most major currencies, especially the Japanese yen.

   In managing your Fund's foreign bond portfolio, our research focuses on long-term factors such as inflation and on trends that can be analyzed with reasonable certainty.

   We place great importance on quality and select only those bonds rated A or better by Standard & Poor's. Generally, your Fund's foreign bond holdings will have an average maturity in the five- to 10-year range, which we believe offers attractive income compared to the risk to principal from fluctuating interest rates.

   South Africa was your Fund's largest country weighting in foreign bonds - accounting for 2.3% of net assets on May 31. At the end of spring, most South African bonds were offering yields in excess of 10%.

   Due to the appreciation of the U.S. dollar since November, our South African bonds, which pay interest in rand, lost value. However, we believe the country's future prospects remain promising due to its improving political climate and economy.

   We have had only limited exposure to Asian bonds since November. However, two small positions we hold in Indonesia and South Korea negatively affected our results.

HIGH-YIELD BONDS
THE LAW OF SUPPLY
AND DEMAND
Strong U.S. economic growth helped create an exceptional environment for high-yield bonds last winter. Default rates by corporate issuers fell to historic lows while both the supply and investor demand for high-yield bonds increased.

   These favorable market dynamics abruptly shifted in April when the supply of high-yield bonds increased more than demand. Investors grew concerned that Asia's economic crisis would negatively affect profits at U.S. companies that have issued high-yield bonds, especially cyclical companies and telecommunications firms. Should cash flow deteriorate, companies in these sectors may have difficulty meeting debt payments.

WHEN INVESTING IN OVERSEAS BONDS, YOUR FUND STRIVES TO OBTAIN A RATE OF RETURN THAT IS MEANINGFULLY GREATER THAN THE U.S. INFLATION RATE.

   In managing your fund's high-yield bond portfolio, we maintain a relatively conservative approach to credit risk. During the first half of the 1998 fiscal year, we focused on:

o Bonds rated B in industries whose prospects were clearly defined;
o New bond offerings of at least $100 million;
o Companies with experienced management teams; and,
o Diversification across many industrial sectors.

closed-end
  income
    6

OUTLOOK
In the coming months, we expect to continue to focus on Europe rather than Asia for overseas investment opportunities. At mid-year, Japan had fallen into a recession which has the potential to drag down the already weakened emerging market economies of the Pacific Rim.

   At the same time, however growth prospects in Western Europe appear excellent. Equity and fixed-income markets in countries such as the U.K., Italy and Spain are prospering as the continent moves to a single currency and reduces government regulation.

   In the U.S., we believe that stable interest rates and the potential for moderating economic growth bode well for the U.S. economy over the coming months. In his semi-annual report to Congress last June, Federal Reserve Board chairman Alan Greenspan indicated that traditional inflationary pressures were subdued.

   By adhering to our value-oriented method of evaluating stocks and bonds, we believe our consistent investment discipline can overcome short-term market volatility for the long-term investor.

BABAK ZENOUZI
Vice President/Senior Portfolio Manager
- U.S. Equities

PAUL A. MATLACK
Vice President/Senior Portfolio Manager
- U.S. Fixed Income

CLIVE A. GILLMORE
Director/Senior Portfolio Manager
- Foreign Equities

IAN G. SIMS
Director/Senior Portfolio Manager
- Foreign Fixed-Income

June 15, 1998

GLOBAL DIVIDEND AND INCOME FUND
------------------------------------
MAKET PRICE VS. NET ASSET VALUE
DECEMBER 1, 1997 TO MAY 31, 1998
------------------------------------

------------------------------------
PREMIUM/DISCOUNT Data
Current   -2.75%
High       8.44%    on 01/16/98
Average    3.96%
Low       -2.75%    on 05/29/98
------------------------------------
Premium Discount table

               Market       Net Asset
               Price          Value
5/29/98        $16.625         $17.1
5/22/98        $16.875         $17.26
5/15/98        $17.5           $17.23
5/8/98         $17.813         $17.54
5/1/98         $17.625         $17.54
4/24/98        $17.625         $17.47
4/17/98        $17.688         $17.62
4/10/98        $17.625         $17.68
4/3/98         $17.813         $17.74
3/27/98        $17.5           $17.69
3/20/98        $17.813         $17.56
3/13/98        $17.875         $17.34

3/6/98         $18.313         $17.2
2/27/98        $18.438         $17.14
2/20/98        $18.625         $16.93
2/13/98        $18.5           $16.95
2/6/98         $18.5           $17.11
1/30/98        $18.063         $16.8
1/23/98        $17.875         $16.72
1/16/98        $18             $16.74
1/9/98         $18.25          $16.47
1/2/98         $18.25          $16.79
12/26/97       $18.5           $16.93
12/19/97       $18.125         $16.86
12/12/97       $17.563         $17.27
12/5/97        $17.188         $17.27
11/28/97       $17.313         $17.09

Source: Bloomberg Business News. Past performance does not guarantee future results. Shading indicates the Fund's market price was at a discount to net asset value.

                                                                 closed-end
                                                                   income
                                                                      7

Fund Performance


A $10,000 investment in Global Dividend and Income Fund when the Fund began operating on March 4, 1994, would have grown to $17,356 as of May 31, 1998, based on market value with distributions reinvested. That's more than 7% higher than the average of the Fund's peers during the same period.

ABOUT OUR SHARE
BUYBACK PROGRAM
In 1994, Global Dividend and Income Fund's board of directors authorized a share repurchase program that authorizes the Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. Even though the Fund traded at a discount to net asset value during the first half of fiscal 1998, we did not buy back shares because we believed there were more effective ways of enhancing shareholder value.

YOUR REINVESTMENT OPTIONS
If your shares are not held in "street" name and you are not already reinvesting dividends, Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact Investors Fiduciary Trust Co.
1.800.596.8396. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/ dealer holding the shares or your financial adviser.

GLOBAL DIVIDEND AND INCOME FUND-
GROWTH OF A $10,000 INVESTMENT
----------------------------------
MARCH 4, 1994, TO MAY 31, 1998

Dividend and Income Fund       $17,356
Lipper Closed-End Income
  Fund Average (9 Funds)       $16,640

Above performance assumes reinvestment of distributions. Past performance does not guarantee future results. DGF shares were initially offered with a sales charge of 6%. Performance since inception does not include this or any brokerage commissions for purchases made since inception.

8 closed-end income

Financial Statements
DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS
MAY 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------------

                                                         NUMBER              MARKET
                                                        OF SHARES            VALUE
                                                  ------------------------------------
COMMON STOCK - 63.32%
Automobiles & Auto Equipment - 4.26%
Chrysler .................................               25,000          $ 1,390,625
Continental ..............................               26,000              788,987
General Motors ...........................               16,000            1,151,000
GKN ......................................              102,000            1,512,783
                                                                         -----------
                                                                           4,843,395
                                                                         -----------
BANKING, FINANCE & INSURANCE - 9.34%
Bayerische Verelnsbank ...................                7,800              654,086
Commonwealth Bank of Australia ...........               46,517              547,754
First Chicago NBD ........................               13,000            1,136,687
First Union ..............................               16,200              896,062
Fleet Financial Group ....................               12,300            1,008,600
ING Groep NV .............................               16,000            1,099,809
KeyCorp ..................................               26,000              986,375
Mellon Bank ..............................               20,000            1,348,750
National Australia Bank ..................               75,430            1,046,204
National Mutual Holdings .................               35,000               78,482
PT Bank Dagang Nasional Indonesia Warrants              213,874                  303
Summit Bancorp ...........................               16,000              802,000
Washington Mutual ........................               14,500            1,024,063
                                                                         -----------
                                                                          10,629,175
                                                                         -----------
BUILDINGS & MATERIALS - 0.56%
Compagnie de Saint-Gobain ................                3,200              631,146
                                                                         -----------
                                                                             631,146
                                                                         -----------
CABLE, MEDIA & PUBLISHING - 0.40%
Elsevier NV ..............................               29,500              459,589
                                                                         -----------
                                                                             459,589
                                                                         -----------
CONSUMER PRODUCTS - 1.53%
Dollar General (Strypes) .................               18,000              697,500
Tenneco ..................................               25,000            1,040,625
                                                                         -----------
                                                                           1,738,125
                                                                         -----------
CHEMICALS - 1.12%
Bayer ....................................               20,750              990,482
Orica ....................................               41,600              280,103
                                                                         -----------
                                                                           1,270,585
                                                                         -----------
ELECTRONICS - 1.09%
AMP ......................................               14,200              539,600
Siemens ..................................               10,750              705,494
                                                                         -----------
                                                                           1,245,094
                                                                         -----------
ENERGY - 4.75%
Centrica .................................               91,000              148,394
Duke Energy ..............................               10,000              576,250
El Paso Natural Gas ......................               30,000            1,158,750
Elf Gabon ................................                2,200              396,773
PacifiCorp ...............................               20,000              461,250
Royal Dutch Petroleum ....................               16,200              924,067
RWE ......................................               11,000              585,542
Texaco ...................................               20,000            1,155,000
                                                                         -----------
                                                                           5,406,026
                                                                         -----------

Top 10 common stock holdings, representing 10.71% of net assets, are in boldface.


--------------------------------------------------------------------------------------
                                                         NUMBER              MARKET
                                                        OF SHARES            VALUE
                                                  ------------------------------------
COMMON STOCK (CONTINUED)
FOOD, BEVERAGE & TOBACCO - 4.14%
Fortune Brands .........................                23,300            $  895,594
Foster's Brewing Group .................               291,542               633,646
Philip Morris Companies ................                20,000               747,500
RJR Nabisco Holdings ...................                24,000               676,500
Southcorp ..............................               255,000               917,266
Unigate ................................                77,000               834,999
                                                                         -----------
                                                                           4,705,505
                                                                         -----------
HEALTHCARE & PHARMACEUTICALS - 1.45%
Baxter International ...................                10,000               571,875
Glaxo Wellcome .........................                39,370             1,072,150
                                                                         -----------
                                                                           1,644,025
                                                                         -----------
LEISURE, LODGING & ENTERTAINMENT - 0.78%
Bass ...................................                48,214               892,366
                                                                         -----------
                                                                             892,366
                                                                         -----------
METALS & MINING - 0.54%
Rio Tinto ..............................                49,000               609,669
                                                                         -----------
                                                                             609,669
                                                                         -----------
PACKAGING & CONTAINERS - 0.27%
Amcor ..................................                66,000               305,909
                                                                         -----------
                                                                             305,909
                                                                         -----------
PAPER & FOREST PRODUCTS - 1.47%
Carter Holt Harvey .....................               200,000               236,620
Georgia-Pacific ........................                 8,300               532,756
Georgia-Pacific Timber Group ...........                38,300               902,444
                                                                         -----------
                                                                           1,671,820
                                                                         -----------
REAL ESTATE - 20.38%
Apartment Investment & Management ......                19,700               768,300
Arden Realty ...........................                35,000               960,313
Camden Property Trust ..................                25,000               764,063
Capital Automotive REIT ................                25,000               359,375
CarrAmerica Realty .....................                30,000               840,000
Corporate Office Properties ............                30,700               314,675
Duke Realty Investments ................                38,000               859,750
Equity Office Properties Trust .........                25,000               687,500
Essex Property Trust ...................                27,000               877,500
Excel Realty Trust .....................                32,000               872,000
First Industrial Realty Trust ..........                23,000               713,000
Glenborough Realty Trust ...............                30,000               843,750
Golf Trust of America ..................                33,400             1,093,850
Grove Property Trust ...................                50,000               515,625
Health Care REIT .......................                24,750               638,859
INMC Mortgage Holdings .................                30,000               710,625
JDN Realty .............................                29,000               942,500
Koger Equity ...........................                34,500               724,500
Liberty Property Trust .................                31,142               823,317
Macerich Company (The) .................                36,000               972,000
Pan Pacific Retail Properties ..........                33,800               716,138
Patriot American Hospitality ...........                42,000             1,005,375
Penn Real Estate Investment Trust ......                24,000               565,500


                                                            closed-end income 9

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------------
                                                       NUMBER                MARKET
                                                     OF SHARES               VALUE
                                                  ------------------------------------
COMMON STOCK (CONTINUED)
REAL ESTATE (CONTINUED)
Philips International Realty ........                 30,000            $   517,500
Prentiss Properties Trust ...........                 43,508              1,112,173
Public Storage ......................                 32,000                960,000
Reckson Associates Realty ...........                 34,000                845,750
Spieker Properties ..................                 25,000                995,313
Sun Communities .....................                 20,000                678,750
Union Du Credit - Bail Immobilier ...                  2,700                372,319
Wharf Holdings ......................                107,000                136,701
                                                                        -----------
                                                                         23,187,021
                                                                        -----------
RETAIL - 0.87%
Boots ...............................                 65,000                993,177
                                                                        -----------
                                                                            993,177
                                                                        -----------
TELECOMMUNICATIONS - 2.47%
GTE .................................                 15,700                915,506
Telecom Corporation of New Zealand ..                189,000                870,142
Telefonica ..........................                 22,909              1,024,974
                                                                        -----------
                                                                          2,810,622
                                                                        -----------
TRANSPORTATION & SHIPPING - 1.45%
Brambles Industries .................                 55,000              1,116,154
British Airways .....................                 50,000                529,570
                                                                        -----------
                                                                          1,645,724
                                                                        -----------
UTILITIES - 5.79%
BG ..................................                 80,294                413,428
Cable & Wireless ....................                 88,000                996,618
Electrabel ..........................                  2,950                738,613
Hong kong Electric Holdings .........                200,000                587,172
Iberdrola ...........................                 56,000                925,222
Rochester Gas & Electric ............                 20,000                615,000
Southern ............................                 30,000                796,875
Texas Utilities .....................                 20,000                790,000
United Utilities ....................                 53,000                717,344
                                                                        -----------
                                                                          6,580,272
                                                                        -----------
MISCELLANEOUS - 0.66%
Eridania Beghin-Say .................                  2,550                558,354
Jardine Matheson Holdings ...........                 64,800                196,992
                                                                        -----------
                                                                            755,346
                                                                        -----------
Total Common Stock (cost $54,209,989)                                    72,024,591
                                                                        -----------
CONVERTIBLE PREFERRED STOCK - 10.97%
AUTOMOBILES & AUTO EQUIPMENT - 0.54%
BTI Cap Trust 6.50% .................                 12,500                617,187
                                                                        -----------
                                                                            617,187
                                                                        -----------
BANKING, FINANCE & INSURANCE - 1.68%
Salomon 7.625% series FSA "DECS" ....                 23,000              1,127,000
SunAmerica $3.188 "PERCS" ...........                 16,700                784,900
                                                                        -----------
                                                                          1,911,900
                                                                        -----------
BUILDINGS & MATERIALS - 0.94%
Blue Circle Industries 7.625% .......                150,000                489,210
Ingersoll Rand 6.75% "PRIDES" .......                 24,000                585,000
                                                                        -----------
                                                                          1,074,210
                                                                        -----------

-----------------------------------------------------------------------------------
                                                        NUMBER               MARKET
                                                      OF SHARES              VALUE
                                                      -----------------------------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
CABLE, MEDIA & PUBLISHING - 0.83%
Metromedia Intl Group 7.25% ...........                16,900            $  946,400
                                                                         ----------
                                                                            946,400
                                                                         ----------
ENERGY - 0.67%
CalEnergy Capital Trust III 6.50% .....                16,000               762,000
                                                                         ----------
                                                                            762,000
                                                                         ----------
HEALTHCARE & PHARMACEUTICALS - 0.61%
Herbalife DECS Trust III 8.75% ........                30,600               696,150
                                                                         ----------
                                                                            696,150
                                                                         ----------
METALS & MINING - 0.17%
Worthington Industries 7.25% "DECS" ...                14,800               190,550
                                                                         ----------
                                                                            190,550
                                                                         ----------
REAL ESTATE - 2.19%
Crescent Real Estate 6.75% ............                31,300               774,675
Reckson Assoc. Realty 7.625% Series A .                40,000               955,000
SL Green Realty Corp 8.00% ............                30,000               766,875
                                                                         ----------
                                                                          2,496,550
                                                                         ----------
RETAIL - 1.03%
Cendant 7.50% "PRIDES" ................                31,000             1,170,250
                                                                         ----------
                                                                          1,170,250
                                                                         ----------
TRANSPORTATION & SHIPPING - 1.39%
Greyhound Lines 8.50% .................                26,500               977,188
Union Pacific Cap Trust 6.25% "TIDES" .                12,000               600,000
                                                                         ----------
                                                                          1,577,188
                                                                         ----------
UTILITIES - 0.92%
Houston Industries 7.00% "ACES" .......                15,000             1,044,375
                                                                         ----------
                                                                          1,044,375
                                                                         ----------
Total Convertible Preferred Stock
   (cost $11,420,635) .................                                  12,486,760
                                                                         ----------
PREFERRED STOCK - 0.59%
CABLE, MEDIA & PUBLISHING - 0.59%
American Radio Systems Series B 11.375%                    73                 8,687
Granite Broadcasting 12.75% ...........                   576               659,520
                                                                         ----------
                                                                            668,207
                                                                         ----------
Total Preferred Stock (cost $507,562) .                                     668,207
                                                                         ----------
                                                    PRINCIPAL
                                                      AMOUNT
NON-CONVERTIBLE BONDS - 37.86%
AEROSPACE & DEFENSE - 0.28%
Derlan Manufacturing sr notes
   10.00% 2007 ........................US$           $300,000               315,000
                                                                         ----------
                                                                            315,000
                                                                         ----------
AUTOMOBILES & AUTO EQUIPMENT - 0.85%
Collins & Aikman Series B sr sub notes
   10.00% 2007 ........................US$            275,000               288,750
Motors & Gears Series D sr notes
   10.75% 2006 ........................US$            200,000               216,000
Venture Holdings Trust sr sub notes
   9.75% 2004 .........................US$            457,000               463,855
                                                                         ----------
                                                                            968,605
                                                                         ----------

10 closed-end income

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)

---------------------------------------------------------------------------------
                                                       PRINCIPAL         MARKET
                                                         AMOUNT           VALUE
                                                    -----------------------------
NON-CONVERTIBLE BONDS (CONTINUED)
BANKING, FINANCE & INSURANCE - 2.59%
Banco Nacional de Comercia Exterior unsec deb
   7.25% 2004 ................................. US$      750,000      $   702,188
Bank of Greece Series RG unsec deb (loan stock)
   10.75% 2010 ................................ GBP      120,000          261,238
DVI unsec sr notes 9.875% 2004 ................ US$      225,000          239,625
European Investment Bank deb
   17.50% 1999 ................................ GRD   50,000,000          172,619
First Nationwide Holdings sr sub notes
   9.125% 2003 ................................ US$      300,000          317,250
International Finance unsec marathon bonds
   15.25% 1999 ................................ GRD  150,000,000          514,470
National Bank of Hungary sr deb
   10.00% 2003 ................................ GBP      400,000          734,222
                                                                      -----------
                                                                        2,941,612
                                                                      -----------
Buildings & Materials - 1.40%
American Standard sr notes
   7.375% 2008 ................................ US$    1,000,000          987,500
American Standard sr notes
   10.875% 1999 ............................... US$      450,000          471,375
Atrium Companies sr sub notes
   10.50% 2006 ................................ US$      125,000          133,125
                                                                      -----------
                                                                        1,592,000
                                                                      -----------
Cable, Media & Publishing - 0.61%
Granite Broadcasting sr sub notes
   9.375% 2005 ................................ US$      500,000          510,000
Muzak LP/Capital sr unsec notes
   10.00% 2003 ................................ US$       80,000           83,400
Rogers Cablesystems sr unsec sub deb
   11.00% 2015 ................................ US$       90,000          105,750
                                                                      -----------
                                                                          699,150
                                                                      -----------
CHEMICALS - 0.24%
BPC Holding Series B sr sec notes
   12.50% 2006 ................................ US$      250,000          276,250
                                                                      -----------
                                                                          276,250
                                                                      -----------
COMPUTERS & TECHNOLOGY - 0.11%
Unisys sr unsec notes 11.75% 2004 ............. US$      105,000          121,538
                                                                      -----------
                                                                          121,538
                                                                      -----------
CONSUMER PRODUCTS - 0.68%
American Safety Razor Series B sr notes
   9.875% 2005 ................................ US$      475,000          517,750
Fedders North America sr sub notes
   9.375% 2007 ................................ US$      250,000          254,375
                                                                      -----------
                                                                          772,125
                                                                      -----------
ELECTRONICS - 0.33%
HCC Industries sr unsec sub notes
   10.75% 2007 ................................ US$      250,000          265,000
Insilco sr unsec sub notes 10.25% 2007 ........ US$      100,000          105,125
                                                                      -----------
                                                                          370,125
                                                                      -----------
FOOD, BEVERAGE & TOBACCO - 0.55%
Core - Mark International sr sub notes
   11.375% 2003 ............................... US$      100,000          106,750
Delta Beverage sr notes 9.75% 2003 ............ US$      500,000          522,500
                                                                      -----------
                                                                          629,250
                                                                      -----------

----------------------------------------------------------------------------------------
                                                             PRINCIPAL           MARKET
                                                               AMOUNT            VALUE
                                                    ------------------------------------
 NON-CONVERTIBLE BONDS (CONTINUED)
 FOREIGN CURRENCY LINKED NOTES - 1.40%
 IDR Currency Linked Notes 0.00% 1998 ............. US$  $     2,000,000   $    445,536
 South Korean Won Currency Linked Notes
   0.00% 1998 ..................................... US$        2,000,000      1,141,062
                                                                           ------------
                                                                              1,586,598
                                                                           ------------
 FOREIGN GOVERNMENT - 15.87%
 Argentina Global Bond 9.75% 2027 ................. US$          369,000        341,556
 Hellenic Republic 9.20% 2002 ..................... GRD      100,000,000        327,504
 Hellenic Republic 11.00% 1999 .................... GRD      150,000,000        496,798
 Hydro-Quebec (loan stock) 12.75% 2015 ............ GBP          160,000        426,591
 Mexican United States Global Bond
   9.875% 2007 .................................... US$          750,000        786,562
 Mexican Cetes (T-Bills) 0.00% 1998 ............... MXN        1,500,000      1,568,733
 New Zealand Government 8.00% 2001 ................ NZD        2,000,000      1,095,409
 New Zealand Government 8.00% 2004 ................ NZD        2,000,000      1,141,979
*Poland Global par bond 3.00% 2024 (b) ............ US$        2,000,000      1,288,750
 Poland Govt Bond 15.00% 1999 ..................... PLZ        2,500,000        669,458
 Republic of Argentina Series BGLO sr unsec unsub
   8.375% 2003 .................................... US$          500,000        487,500
*Republic of Brazil - IDU Series A deb
   6.8125% 2001 (b) ............................... US$          350,000        338,625
 Republic of Columbia unsec unsub
   7.625% 2007 .................................... US$        1,000,000        921,250
 Republic of South Africa Series 160
   10.75% 1998 .................................... ZAR        2,500,000        475,436
 Republic of South Africa Series 162
   12.50% 2002 .................................... ZAR       14,000,000      2,604,409
 Republic of Turkey unsec deb 9.00% 2003 .......... GBP          400,000        626,596
 Russian Ministry of Finance unsec unsub
   9.25% 2001 ..................................... US$          500,000        467,500
 Spanish Government 11.30% 2002 ................... ESP      170,000,000      1,373,572
 Turkish T-Bill 0.00% 1998 ........................ TRL   80,000,000,000      2,616,909
                                                                           ------------
                                                                             18,055,137
                                                                           ------------
 HEALTHCARE & PHARMACEUTICALS - 0.37%
 Healthsouth sr sub notes 9.50% 2001 .............. US$          200,000        211,000
 Paracelsus Healthcare sr unsec sub notes
   10.00% 2006 .................................... US$          200,000        205,500
                                                                           ------------
                                                                                416,500
                                                                           ------------
 INDUSTRIALS - 0.23%
 American Builders & Contractors Series B sr unsec
   sub notes 10.625% 2007 ......................... US$          250,000        259,375
                                                                           ------------
                                                                                259,375
                                                                           ------------
 LEISURE, LODGING & ENTERTAINMENT - 1.76%
 AFC Enterprises sr sub notes 10.25% 2007 ......... US$          250,000        266,250
 Alliance Gaming sr unsec sub notes
   10.00% 2007 .................................... US$          200,000        206,500
 Cinemark USA Series B sr sub notes
   9.625% 2008 .................................... US$          500,000        517,500
 Scott's Hospitality Series A unsec deb
   10.95% 2001 .................................... CAD          800,000        623,534
 Trump Atlantic City Associates Funding sec 1st mtg
   notes 11.25% 2006 .............................. US$          400,000        393,000
                                                                           ------------
                                                                              2,006,784
                                                                           ------------

                                                           closed-end income 11

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)

-----------------------------------------------------------------------------------
                                                          PRINCIPAL         MARKET
                                                            AMOUNT          VALUE
                                                   --------------------------------
NON-CONVERTIBLE BONDS (CONTINUED)
METALS & MINING - 1.16%
Commonwealth Aluminum sr sub notes
   10.75% 2006 ................................... US$  $  200,000      $  215,500
Keystone Consolidated Industries sr sec notes
   9.625% 2007 ................................... US$     600,000         618,000
Weirton Steel sr notes 11.375% 2004 .............. US$     450,000         489,375
                                                                        ----------
                                                                         1,322,875
                                                                        ----------
PACKAGING & CONTAINERS - 0.50%
Container Corporation of America Series A sr notes
   11.25% 2004 ................................... US$     200,000         218,000
Pierce Leahy sr sub notes 11.125% 2006 ........... US$     129,000         145,770
Pierce Leahy sr sub notes 9.125% 2007 ............ US$     200,000         206,000
                                                                        ----------
                                                                           569,770
                                                                        ----------
PAPER & FOREST PRODUCTS - 1.01%
Domtar deb 10.85% 2017 ........................... CAD   1,000,000         938,907
Four M Series B sr sec notes 12.00% 2006 ......... US$     100,000         107,000
Pacific Lumber sr unsec notes 10.50% 2003 ........ US$     100,000         103,875
                                                                        ----------
                                                                         1,149,782
                                                                        ----------
RETAIL - 2.75%
ASDA Group unsec unsub deb
   10.875% 2010 .................................. GBP     500,000       1,098,174
Cole National Group sr sub notes
   9.875% 2006 ................................... US$     500,000         538,750
Cort Furniture Rental sr notes 12.00% 2000 ....... US$     142,000         154,780
Fleming Companies sr notes 10.625% 2001 .......... US$     400,000         428,000
Provigo Series 1991 deb 11.25% 2001 .............. CAD     800,000         624,887
Wilsons Leather sr unsec notes
   11.25% 2004 ................................... US$     275,000         287,375
                                                                        ----------
                                                                         3,131,966
                                                                        ----------
TELECOMMUNICATIONS - 1.18%
Iridium sr unsec deb 11.25% 2005 ................. US$      50,000          50,687
Jacor Communications sr unsec sub notes
   9.75% 2006 .................................... US$     500,000         543,750
Outdoor Communications sr sub notes
   9.25% 2007 .................................... US$     225,000         237,375
Rogers Communications sr unsec notes
   8.875% 2007 ................................... US$     500,000         505,000
                                                                        ----------
                                                                         1,336,812
                                                                        ----------
TEXTILES - 0.48%
GFSI Series B sr unsec sub notes
   9.625% 2007 ................................... US$     200,000         211,750
Synthetic Industries Series B sr sub notes
   9.25% 2007 .................................... US$     325,000         338,000
                                                                        ----------
                                                                           549,750
                                                                        ----------
TRANSPORTATION & SHIPPING - 0.66%
Atlantic Express sr sec notes 10.75% 2004 ........ US$     300,000         319,500
Blue Bird Body Series B sr sub notes
   10.75% 2006 ................................... US$     200,000         221,000
Teekay Shipping 1st pfd ship mtg notes
   9.625% 2003 ................................... US$     198,000         207,653
                                                                        ----------
                                                                           748,153
                                                                        ----------
UTILITIES - 1.19%
AES sr unsec sub notes 10.25% 2006 ............... US$     400,000         440,000
Calpine sr notes 10.50% 2006 ..................... US$     400,000         439,000

-----------------------------------------------------------------------------------
                                                          PRINCIPAL         MARKET
                                                            AMOUNT          VALUE
                                                   --------------------------------
 NON-CONVERTIBLE BONDS (CONTINUED)
 UTILITIES (CONTINUED)
 Midland Funding II Series A deb
   11.75% 2005 ............................... US$     $   400,000      $   476,000
                                                                        -----------
                                                                          1,355,000
                                                                        -----------
 MISCELLANEOUS - 1.66%
 Fischer Scientific International sr sub notes
   9.00% 2008 ................................ US$         250,000          249,375
 Graphic Controls Series A sr sub notes
   12.00% 2005 ............................... US$       1,000,000        1,122,500
 Huntsman sr sub notes 9.50% 2007 ............ US$         500,000          513,750
                                                                        -----------
                                                                          1,885,625
                                                                        -----------
 Total Non-Convertible Bonds
   (cost $45,958,941) ........................                           43,059,782
                                                                        -----------
 CONVERTIBLE BONDS - 6.26%
 BANKING, FINANCE & INSURANCE - 0.36%
 Bell Atlantic Financial sr unsec deb
   5.75% 2003 ................................ US$         400,000          415,000
                                                                        -----------
                                                                            415,000
                                                                        -----------
 BUSINESS SERVICES - 0.55%
 Metamor Worldwide sub notes
   2.94% 2004 ................................ US$         700,000          623,000
                                                                        -----------
                                                                            623,000
                                                                        -----------
 COMPUTERS & TECHNOLOGY - 0.58%
 Platinum Technology sub notes
   6.25% 2002 ................................ US$         610,000          658,800
                                                                        -----------
                                                                            658,800
                                                                        -----------
 HEALTHCARE & PHARMACEUTICALS - 0.47%
 Centocor Inc sub notes 4.75% 2005 ........... US$         500,000          532,500
                                                                        -----------
                                                                            532,500
                                                                        -----------
 INDUSTRIALS - 0.80%
 Thermo Fibertek sub notes 4.50% 2004 ........ US$         835,000          908,063
                                                                        -----------
                                                                            908,063
                                                                        -----------
 LEISURE, LODGING & ENTERTAINMENT - 0.50%
 Capstar Hotel sub notes 4.75% 2004 .......... US$         640,000          568,800
                                                                        -----------
                                                                            568,800
                                                                        -----------
 PAPER & FOREST PRODUCTS - 0.18%
 Repola unsec sub deb 6.50% 2004 ............. FIM       1,000,000          203,212
                                                                        -----------
                                                                            203,212
                                                                        -----------
 REAL ESTATE - 1.20%
 Atria Communities sub notes 5.00% 2002 ...... US$         535,000          524,300
 IRT Property sub deb 7.30% 2003 ............. US$         500,000          517,500
 LTC Properties sub deb 8.50% 2001 ........... US$         250,000          324,688
                                                                        -----------
                                                                          1,366,488
                                                                        -----------
 TELECOMMUNICATIONS - 1.62%
+Jacor Communications notes 4.70% 2018 ....... US$         900,000          381,375
 Smartalk Teleservices unsec sub notes
   5.75% 2004 ................................ US$         855,000          803,700
 Tel-Save Holdings sub notes 5.00% 2004 ...... US$         700,000          658,000
                                                                        -----------
                                                                          1,843,075
                                                                        -----------
 Total Convertible Bonds (cost $7,004,565) ...                            7,118,938
                                                                        -----------

12 closed-end income

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
------------------------------------------------------------------------------
                                                                       MARKET
                                                                       VALUE
                                                                   ------------
Total Market Value Of Securities Owned - 119.00%
   (cost $119,101,692) ...........................................  135,358,278
Liabilities Net Of Receivables And Other
   Assets - (19.00)% .............................................  (21,610,742)
Net Assets Applicable To 6,650,647 Shares                          ------------
   ($0.01 par value) Outstanding; Equivalent To
   $17.10 Per Share - 100.00% .................................... $113,747,536
                                                                   ============
-----------------
GDR     - Global Depository Receipt
DECS    - Dividend Enhanced Convertible Stock
PERCS   - Preferred Equity Redemption Cumulative Stock
PRIDES  - Preferred Redeemable Increased Dividend Securities
TIDES   - Term Income Deferrable Equity Securities
ACES    - Automatic Common Exchange Security

+ Zero coupon security as of May 31, 1998. The coupon shown is the effective yield as of May 31, 1998.

* Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

** Distribution in excess of net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

(a) The warrants enable the holder to subscribe to one ordinary share for every one warrant held at IDR 725 per share until February 14, 2000.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at May 31, 1998.

CAD  - Canadian dollar     MXN - Mexican peso
ESP  - Spanish peseta      NZD - New Zealand dollar
FIM  - Finnish markka      PLZ - Polish Zlotty
GBP  - British pound       TRL - Turkish lira
GRD  - Greek drachma       US$ - U.S. dollar
HKD  - Hong Kong Dollar    ZAR - South African rand

COMPONENTS OF NET ASSETS AT MAY 31, 1998:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund ................................................... $ 93,096,054
Distributions in excess of net investment income** ...............   (1,775,833)
Accumulated undistributed net realized gain on investments and
   foreign currencies ............................................    6,191,391
Net unrealized appreciation of investments and foreign currencies    16,235,924
                                                                   ------------
Total net assets ................................................. $113,747,536
                                                                   ============
                            See accompanying notes

DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998
(UNAUDITED)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ............................................  $3,457,756
Dividends (net of foreign taxes withheld
   of $38,272) ......................................   1,844,215   $5,301,971
                                                       ----------   ----------
EXPENSES:
Management fees .....................................     487,344
Administrative fees .................................     104,431
Reports to shareholders .............................      23,100
Amortization of line of credit organization
   expenses .........................................      18,266
Amortization of organization expenses ...............      12,376
Custodian fees ......................................       7,000
Transfer agent fees .................................      19,000
Professional fees ...................................      15,498
Directors' fees .....................................       2,733
Taxes, other than taxes on income ...................       3,624
Other ...............................................      17,775
                                                       ----------
Total operating expenses (before interest
   expense) .........................................                  711,147
Interest expense ....................................                  780,169
                                                                   -----------
Total expenses ......................................                1,491,316
                                                                   -----------
Net Investment Income ...............................                3,810,655
                                                                   -----------
Net Realized And Unrealized Gain (Loss) on
   Investments And Foreign Currencies:
Net realized gain (loss) on:
   Investment transactions ..........................                4,537,855
   Foreign currencies ...............................                 (137,779)
                                                                   -----------
   Net realized gain ................................                4,400,076
Net change in unrealized appreciation/depreciation on
   investments and foreign currencies ...............               (1,304,251)
                                                                   -----------
Net Realized And Unrealized Gain On
   Investments And Foreign Currencies ...............                3,095,825
                                                                   -----------
Net Increase In Net Assets Resulting
   From Operations ..................................               $6,906,480
                                                                   ===========
                            See accompanying notes
                                                           closed-end income 13



DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                      SIX MONTHS         YEAR
                                                         ENDED           ENDED
                                                        5/31/98        11/30/97
                                                      (UNAUDITED)
                                                   -------------  -------------
Operations:
Net investment income ............................ $   3,810,655  $   6,653,917
Net realized gain on investments and
   foreign currencies ............................     4,400,076      5,297,743
Net change in unrealized appreciation/depreciation
   on investments and foreign currencies .........    (1,304,251)     6,588,624
                                                   -------------  -------------
Net increase in net assets resulting
   from operations ...............................     6,906,480     18,540,284
                                                   -------------  -------------
Dividends And Distributions To
   Shareholders From:
Net investment income ............................    (5,586,488)    (6,345,563)
Net realized gains on investment transactions ....    (1,256,972)    (3,630,407)
                                                   -------------  -------------
                                                      (6,843,460)    (9,975,970)
                                                   -------------  -------------

Net Increase In Net Assets .......................        63,020      8,564,314
                                                   -------------  -------------
Net Assets:
Beginning of period ..............................   113,684,516    105,120,202
                                                   -------------  -------------
End of period .................................... $  113,747,53  $ 113,684,516
                                                   =============  =============







                            See accompanying notes

DELAWARE GROUP
GLOBAL DIVIDEND AND INCOME FUND, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED MAY 31, 1998
(UNAUDITED)
------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH: (INCLUDING FOREIGN CURRENCY)
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:

Interest and dividends received (excluding amortization
   of $1,354,844) ..........................................  $  4,132,179
Operating expenses paid ....................................    (1,013,816)
Interest expenses paid .....................................      (788,038)
Sale of short-term portfolio investments, net ..............        12,497
Purchase of long-term portfolio investments ................   (25,036,762)
Proceeds from disposition of long-term portfolio investments    32,334,852
                                                              ------------
Net cash provided by operating activities ..................     9,640,912
                                                              ============

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Cash dividends paid ........................................    (6,843,460)
                                                              ------------
Net cash used for financing activities .....................    (6,843,460)
                                                              ------------
Effect of exchange rates on cash ...........................       (64,111)
                                                              ------------
Net increase in cash .......................................     2,733,341
Cash at beginning of period ................................             0
Cash at end of period ......................................  $  2,733,341
                                                              ============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET CASH (INCLUDING FOREIGN CURRENCY)
   PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations .......  $  6,906,480
                                                              ------------
   Decrease in investments .................................     5,337,149
   Net realized gain from security transactions ............    (4,537,855)
   Net realized foreign exchange losses ....................       137,779
   Net change in unrealized appreciation of investments and
      foreign currencies ...................................     1,304,251
   Decrease in receivable for investments sold .............       591,136
   Decrease in interest and dividends receivable ...........       185,053
   Decrease in deferred organization expenses ..............        30,641
   Increase in payable for investments purchased ...........        27,458
   Decrease in interest payable ............................        (7,869)
   Decrease in accrued expenses and other liabilities ......      (333,311)
                                                              ------------
   Total adjustments .......................................     2,734,432
                                                              ------------
Net cash provided by operating activities ..................  $  9,640,912
                                                              ============




                            See accompanying notes

14 closed-end income

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                          SIX                  YEAR            FOR THE PERIOD
                                                                      MONTHS ENDED             ENDED             3/4/94* TO
                                                                        5/31/98   11/30/97   11/30/96# 11/30/95#  11/30/94#
                                                                      (UNAUDITED)
Net asset value, beginning of period ..................................  $17.09     $15.81     $14.06   $13.09     $14.00+

Income (loss) from investment operations:
   Net investment income ..............................................    0.57       1.00       0.98     1.14       0.84
                                                                        -------    -------    -------  -------    -------
   Net realized and unrealized gain (loss) on investments and
   foreign currencies .................................................    0.47       1.78       2.27     1.15     (1.05)
                                                                        -------    -------    -------  -------    -------
   Total from investment operations ...................................    1.04       2.78       3.25     2.29     (0.21)
                                                                        -------    -------    -------  -------    -------
Less dividends and distributions:
   Dividends from net investment income ...............................  (0.84)     (0.95)     (1.02)   (1.32)     (0.70)
   Distributions from net realized gains on investment transactions ...  (0.19)     (0.55)     (0.48)       -          -
                                                                        -------    -------    -------  -------    -------
   Total dividends and distributions ..................................  (1.03)     (1.50)     (1.50)   (1.32)     (0.70)
                                                                        -------    -------    -------  -------    -------
   Net asset value, end of period .....................................  $17.10     $17.09     $15.81   $14.06     $13.09
                                                                        =======    =======    =======  =======    =======

Market value, end of period ...........................................  $16.63     $17.31     $15.88   $13.75     $11.75
                                                                        =======    =======    =======  =======    =======
Total return based on:(1)
   Market value .......................................................   1.66%     18.98%     27.42%   29.74%    (17.15%)
                                                                        =======    =======    =======  =======    =======
   Net asset value ....................................................   5.92%     17.93%     24.10%   19.08%     (1.11%)
                                                                        =======    =======    =======  =======    =======
Ratios and supplemental data:
   Net assets, end of period (000 omitted) ............................$113,748   $113,685   $105,120  $93,500    $87,780
   Ratio of total operating expenses to adjusted average
   weekly net assets (before interest expense) ........................   1.02%**    1.02%      1.09%    1.13%      1.32%**
   Ratio of interest expense to adjusted
   average weekly net assets ..........................................   1.12%**    1.16%      1.06%      N/A        N/A
   Ratio of net investment income to adjusted
   average weekly net assets ..........................................   5.49%**    4.93%      5.59%    8.39%      8.54%**
   Portfolio turnover .................................................     37%        68%        88%     101%        86%

Leverage analysis:
   Debt outstanding at end of period (000 omitted) .................... $25,000    $25,000    $25,000      N/A        N/A
   Average daily balance of debt outstanding (000 omitted) ............ $25,000    $25,000    $20,355      N/A        N/A
   Average daily balance of shares outstanding (000 omitted) ..........  $6,651     $6,651      6,651      N/A        N/A
   Average debt per share .............................................   $3.76      $3.76      $3.06      N/A        N/A


------------
  * Commencement of operations.
 ** Annualized.
  # Certain prior year information has been reclassified to conform with current year presentation.
  + Net of underwriter's discount of $0.90 and offering costs of $0.10 charged to paid-in capital with respect to issuance of common shares.
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.

                            See accompanying notes
                                                           closed-end income 15

DELAWARE GROUP GLOBAL DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998
(UNAUDITED)
------------------------------------------------------------------------------

Delaware Group Global Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and, if necessary, a return of capital.

Borrowings - The Fund has entered into a Line of Credit Agreement with Societe Generale for $25,000,000. A total of $120,000 was incurred in connection with the start-up of the Line of Credit. These costs were deferred and are being amortized ratably over a period of three years from the date of the first borrowing (See Note 5).

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold . Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

A total of $124,000 was incurred in connection with the organization of the Fund. These costs were deferred and are being amortized ratably over a five year period from the date the Fund commenced operations.

Certain prior year information has been reclassified to conform with current year presentation.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.70% of the Fund's adjusted average weekly net assets. At May 31, 1998, the Fund had a liability for Investment Management fees of $163,877.

The Fund has also entered into an Advisory Agreement with Delaware International Advisers Ltd. (DIAL) (the "Subadviser"), an affiliate of DMC. For the services provided to DMC, DMC pays the Subadviser a monthly fee equal to 40% of the fee paid to DMC under the terms of the Investment Management Agreement.

The Fund has also entered into an Administration Agreement with Princeton Administrators, L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.15% of the Fund's adjusted average weekly net assets.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the Line of Credit liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.

3. Investments
During the six months ended May 31, 1998, the Fund made purchases of $25,064,220 and sales of $31,517,436 of investment securities other than U.S. government securities and temporary cash investments.

At May 31, 1998, the aggregate cost of securities and unrealized appreciation for federal income tax purposes for the Fund was as follows:

Cost of Investments ................................  $119,101,692
                                                      ------------
Aggregate unrealized appreciation ..................    23,706,503
Aggregate unrealized depreciation ..................     7,449,918
                                                      ------------
Net unrealized appreciation ........................  $ 16,256,585
                                                      ============

4. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

The Fund did not repurchase any shares under the Share Repurchase Program during the six months ended May 31, 1998.

16 closed-end income

------------------------------------------------------------------------------

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, IFTC, in the open market.

5. Line of Credit
In February 1996, the Fund had entered into a Line of Credit Agreement with Societe Generale for $25,000,000. At May 31, 1998, the par value of loans outstanding was $25,000,000 at a variable interest rate of 6.125%. During the six months ended May 31, 1998, the average daily balance of loans outstanding was $25,000,000 at a weighted average interest rate of approximately 6.16%. The maximum amount of loans outstanding at any time during the period was $25,000,000. The loan is collateralized by the Fund's portfolio.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No forward foreign currency contracts were outstanding as of May 31, 1998.

7. Credit and Market Risks
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a county's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and /or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

8. Geographic Disclosure
As of May 31, 1998, the Fund's geographic diversification was as follows:

                                                     PERCENTAGE OF
                                                   TOTAL SECURITIES
COUNTRY*                           MARKET VALUE        AT VALUE
--------                           ------------        --------
United States ..................  $ 83,021,469          61.33%
United Kingdom .................    12,356,530           9.13
Australia ......................     4,925,519           3.64
Germany ........................     3,724,591           2.75
New Zealand ....................     3,344,150           2.47
Spain ..........................     3,323,767           2.46
South Africa ...................     3,079,845           2.27
Mexico .........................     3,057,483           2.26
Turkey .........................     2,616,909           1.93
Netherlands ....................     2,483,465           1.83
Canada .........................     2,187,328           1.62
France .........................     1,958,592           1.45
Poland .........................     1,958,208           1.45
Greece .........................     1,511,391           1.12
South Korea ....................     1,141,062           0.84
Columbia .......................       921,250           0.68
Argentina ......................       829,056           0.61
Belgium ........................       738,613           0.55
Hong Kong ......................       723,874           0.53
Russia .........................       467,500           0.35
Indonesia ......................       445,839           0.33
Brazil .........................       338,625           0.25
Finland ........................       203,212           0.15
                                  ------------         ------
Total ..........................  $135,358,278         100.00%
                                  ============         ======

*Based on the currency in which each security is denominated.

Like any investment in securities, the value of the portfolio may be subject to risk or loss from market, currency, economic and political factors which occur in the countries where the Fund is invested.

9. Written Options
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There was no option activity during the six months ended May 31, 1998.

10. Year 2000
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

This Semi-Annual Report is for the Information of Global Dividend And Income Fund Shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read it carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH+
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR+
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN+
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

+Audit Committee Member

Executive Officers


WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

RICHARD G. UNRUH, JR.
Executive Vice President
Philadelphia, PA

directors & officers                      [Photo of Globes]

PAUL E. SUCKOW
Senior Vice President/Chief Investment Officer
Fixed-Income
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President/Chief Administrative Officer/
Chief Financial Officer
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President/Secretary
Philadelphia, PA

JOSEPH H. HASTINGS
Vice President/Corporate Controller
Philadelphia, PA

MICHAEL P. BISHOF
Vice President/Treasurer
Philadelphia, PA

The Delaware Investments includes open-end and closed-end funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds and closed-end equity/income funds give investors the ability to create a portfolio that fits their personal financial goals. For a prospectus of any open-end Delaware Investments fund, contact your financial adviser or call the Delaware Group at 1.800.523.1918. Read the Prospectus carefully before investing. Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

PRINCIPAL OFFICE OF
THE FUND
1818 Market Street
Philadelphia, PA 19103

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, PA

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA

REGISTRAR AND STOCK
TRANSFER AGENT
Investors Fiduciary Trust Company
210 West 10th Street
Kansas City, MO 64105
1.800.596.8396

NUMBER OF RECORDHOLDERS
AS OF MAY 31, 1998
288

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265
www.delawarefunds.com

[Photo of Globes]

DGF
Listed
NYSE
THE NEW YORK STOCK EXCHANGE

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia * London

Printed in the USA
on recycled paper

(857)
SA-DGF [5/98] PP7/98

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.